                                                                    EXHIBIT 10.2
                                                                    ------------

                               SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT (this "Agreement") is made and entered into as of
March 30, 2005 by TAG ENTERTAINMENT CORP., a Delaware corporation ("TAG Parent")
and TAG ENTERTAINMENT USA, INC., a California corporation ("TAG Subsidiary" and, together with TAG Parent, the "Obligors"), in favor of SATELLITE STRATEGIC
FINANCE ASSOCIATES, LLC, a Delaware limited liability company (the "Secured
Party"). This Agreement is being executed and delivered by the Obligors and the
Secured Party in connection with that certain Securities Purchase Agreement, dated as of March 30, 2005 (the "Purchase Agreement"), by and between TAG Parent and the Secured Party. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, pursuant to the terms of the Purchase Agreement, the Secured Party has agreed to purchase from TAG Parent, and TAG Parent has agreed to sell to the
Secured Party, a Senior Secured Note in the principal amount of $1,150,000.00
(the "NOTE");

     WHEREAS, the Obligors shall derive substantial direct and/or indirect benefits from the transactions contemplated by the Purchase Agreement and the
Note; and

     WHEREAS, it is a condition to the obligation of the Secured Party to purchase the Note that the Obligors enter into this Agreement.

     NOW, THEREFORE, in consideration of the foregoing, the covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secured Party and the Obligors hereby agree as follows.

                                   ARTICLE I
                         COLLATERAL; OBLIGATION SECURED
                         ------------------------------

     Section 1.1 Grant and Description. As security for the Obligors'
obligations under this Agreement, the Purchase Agreement, the Note, the
Subsidiary Guaranty and the other Transaction Documents, each Obligor hereby grants to the Secured Party a continuing first priority security interest in and
Lien upon, and pledges to the Secured Party, all of such Obligor's right, title and interest in, to and under all of such Obligor's assets, now owned or hereafter acquired for so long as the Obligations (as defined herein) are outstanding, including, without limitation, all of the following property and interests in property of such Obligor; provided, however, that Permitted Liens which have been imposed with respect to advances made to TAG Parent by film distributors prior to the date of this Agreement and listed on Schedule I hereto shall rank prior to the Liens granted to the Secured Party hereunder (such
Permitted Liens being referred to herein as the "Prior Permitted Liens")
(collectively and each individually, the "COLLATERAL"):

          (i) all films, motion pictures, videos now or hereafter owned by such
     Obligor, including all of such Obligor's copyright and other intellectual property rights therein and all of such Obligor's right, title and interest in, to and under the film, video tape and other media on which any of the foregoing is stored;

          (ii) all of such Obligor's tangible personal property, including, without limitation, all present and future goods, inventory and equipment
     (including items of equipment which are or become fixtures), software and computer hardware and software, now owned or hereafter acquired;

          (iii) all of such Obligor's intangible personal property, including, without limitation, all present and future accounts, securities, contract rights, permits, general intangibles, chattel paper, investment property, intellectual property, documents, instruments, deposit accounts, letter-of-credit rights and supporting obligations, rights to the payment of money or other forms of consideration of any kind, tax refunds, insurance proceeds (including, without limitation, proceeds of any life insurance policy), now owned or hereafter acquired, and all intangible and tangible personal property relating to or arising out of any of the foregoing; and

          (iv) any and all additions to any of the foregoing, and any and all replacements, products and proceeds (including insurance proceeds) of any of the foregoing.

     Section 1.2 Financing Statements; Further Assurances. Each Obligor hereby authorizes the Secured Party to file, transmit or communicate, as applicable,
UCC financing statements and amendments in order to perfect the Secured Party's first priority security interest in the Collateral without such Obligor's signature to the extent permitted by applicable law; provided, however, that
Secured Party shall, upon request, provide a copy of such filings to such
Obligor. In addition to the foregoing, at any time upon the written request of the Secured Party, each Obligor shall promptly (i) execute (or cause to be executed) and deliver to the Secured Party, any and all agreements, financing statements, certificates, instruments and other documents (the "Additional
Documents") upon which such Obligor's signature may be required and that the
Secured Party may reasonably request in form and substance satisfactory to the
Secured Party, and/or (ii) perform any acts; in each case, to perfect and continue perfected or better perfect the Secured Party's security interest in the Collateral (whether now owned or hereafter arising or acquired), and in order to fully consummate all of the transactions contemplated hereby and under the other Transaction Documents that the Secured Party reasonably believes to be necessary as a result of any amendment to the Uniform Commercial Code in effect from time to time in the State of Delaware or the State of California (as the
case may be, the "UCC"), provided, that any Additional Documents that require an
Obligor to assume any new obligations shall be subject to the review and approval of such Obligor, such approval not to be unreasonably withheld or delayed. To the maximum extent permitted by applicable law, each Obligor hereby authorizes the Secured Party to execute any such Additional Documents in such
Obligor's name and authorize the Secured Party to file such executed Additional
Documents in any appropriate filing office. Each Obligor also hereby ratifies its authorization for the Secured Party to have filed in any jurisdiction the financing statements or amendments thereto filed prior to the date hereof (if any). Neither Obligor shall terminate, amend or file any correction statement with respect to any UCC financing statement filed pursuant to this Agreement without obtaining the prior written consent of the Secured Party. Each Obligor appoints the Secured Party as such Obligor's attorney-in-fact, with a power of attorney to execute on behalf of such Obligor such Additional Documents and other similar instruments as the Secured Party may from time to time deem necessary or desirable to protect or perfect the security interest in the
Collateral. Such power of attorney is coupled with an interest and shall be irrevocable.

     Section 1.3 Obligations Secured. The Collateral and the power of collection pertaining thereto shall secure any and all indebtedness, liabilities and obligations of the Obligors to the Secured Party evidenced by and/or arising pursuant to this Agreement, the Purchase Agreement, the Note, the Subsidiary
Guaranty or any other Transaction Document now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, including, without limitation, the obligations of the Company to repay principal of the Note, to pay interest, if any, on the Note (including, without limitation, interest accruing after any bankruptcy, insolvency, reorganization or other similar filing) and to pay all fees, indemnities, costs and expenses (including attorneys' fees) provided for in this Agreement, the Purchase Agreement, the
Note, the Subsidiary Guaranty or any other Transaction Document (collectively the "OBLIGATIONS").

                                    ARTICLE II
                                    COVENANTS
                                    ---------

     Section 2.1 Duties of the Obligor Regarding Collateral. At all times from and after the date hereof and until the Note has been indefeasibly paid in full, each Obligor agrees that it shall:

          (a) Preserve the Collateral in good condition and order (ordinary wear and tear excepted) and not permit it to be abused or misused;

          (b) Not allow any of the Collateral to be affixed to real estate, except for any property deemed to be fixtures;

          (c) Maintain good and complete title to the Collateral subject only to
Permitted Liens;

          (d) Keep the Collateral free and clear at all times of all Liens other than Permitted Liens;

          (e) Take or cause to be taken such acts and actions as shall be necessary or appropriate to assure that the Secured Party's security interest in the Collateral (other than the Prior Permitted Liens) shall not become subordinate or junior to the security interests, Liens or claims of any other
Person;

          (f) Refrain from selling, assigning or otherwise disposing of any of the Collateral or moving or removing any of the Collateral, without obtaining the prior written consent of the Secured Party, or until all of the Obligations have been fully performed and paid

in full; provided, however, that concurrently with any disposition permitted by this Section 2.1(f), (x) the security interest granted hereby shall automatically be released from the Collateral so disposed, and (y) the security interest shall continue in the Proceeds (as defined in the UCC) of such
Collateral or any property purchased with such Proceeds; and provided further, that, the Secured Party shall execute and deliver, at such Obligor's sole cost and expense, any releases or other documents reasonably requested by such
Obligor, that is in form and substance reasonably acceptable to the executing party, confirming the release of the security interest in that portion of the
Collateral that is the subject of a disposition permitted by this Section
2.1(f);

          (g) Promptly provide to the Secured Party such financial statements, reports, lists and schedules related to the Collateral and any other information relating to the Collateral as the Secured Party may reasonably request from time to time;

          (h) Upon reasonable notice, permit the Secured Party to inspect all books and records of such Obligor relating to the Collateral at such times and as often as the Secured Party may reasonably request; and

          (i) Promptly notify the Secured Party if any Event of Default (as hereinafter defined) occurs.

     Section 2.2 Other Encumbrances. At all times after the date hereof and until such time as there are no Obligations due to Secured Party, each Obligor shall: (i) defend its title to, and the Secured Party's interest in, the
Collateral against all claims, (ii) take any action necessary to remove any encumbrances on the Collateral other than Permitted Liens, and (iii) defend the right, title and interest of the Secured Party in and to any of such Obligor's rights in the Collateral.

     Section 2.3 Change Name or Location. At all times after the date hereof and until such time as there are no Obligations due to Secured Party, neither
Obligor shall, except upon 30 days' prior written notice to the Secured Party, change its company name or conduct its business under any name other than that set forth herein or change its jurisdiction of organization or incorporation, chief executive office, place of business from the current location.

                                   ARTICLE III
                                EVENTS OF DEFAULT
                                -----------------

     Section 3.1 Events of Default Defined. The occurrence of any of the following events shall constitute an event of default under this Agreement
(each, an "EVENT OF DEFAULT"):

          (a) The failure of an Obligor to perform or comply in a material respect with any act, duty or obligation required to be performed under this
Agreement if such failure is not remedied within ten (10) Business Days after such Obligor receives written notice of such failure from the Secured Party, provided, that if during such ten (10) Business Day period such Obligor is diligently and in good faith taking steps to cure such breach, such period will be extended from ten (10) Business Days to fifteen (15) Business Days;

          (b) If any of the representations or warranties of an Obligor set forth in this Agreement shall prove to have been incorrect in any material respect when made, or becomes incorrect in any material respect and is not cured within ten (10) Business Days after such Obligor receives written notice from the Secured Party;

          (c) If any material portion of the Collateral shall be damaged, destroyed or otherwise lost and such damage, destruction or loss is not covered by insurance; or

          (d) If an "Event of Default" as defined in the Note shall have occurred.

     Section 3.2 Rights and Remedies Upon Default. If an Event of Default shall have occurred hereunder, the Secured Party may, at its option, without notice or demand, declare the Obligations to be immediately due and payable. As to any
Collateral, the Secured Party shall have the rights and remedies of any secured creditor under the UCC, such rights to be exercised in such order or manner as the Secured Party may determine against the Obligors. If for any reason the
Secured Party should be required by law or otherwise to give notice to an
Obligor of the sale of any Collateral, such Obligor agrees that any written notice sent by overnight delivery service not less than ten (10) calendar days before the sale or mailed postage prepaid, return receipt requested, to such
Obligor's address listed below not less than fifteen (15) calendar days before the sale shall be deemed reasonable and adequate.

     Section 3.3 Allocation of Proceeds. The Secured Party may determine the order in which to apply funds received by it hereunder (e.g., the Secured Party may determine to apply funds first to expenses, second to interest and third to principal or the Secured Party may determine to apply funds first to interest, second to expenses and third to principal).

                                   ARTICLE IV
                               ADDITIONAL REMEDIES
                               -------------------

     Upon the occurrence of an Event of Default, each Obligor shall:

          (a) Endorse any and all documents evidencing any Collateral (other than any Collateral if and to the extent subject to the Prior Permitted Liens)
to the Secured Party, or as otherwise instructed by the Secured Party, and notify any payor that said documents have been so endorsed and that all sums due and owing pursuant to them should be paid directly to the Secured Party, or as otherwise instructed by the Secured Party;

          (b) Turn over to the Secured Party, or as otherwise instructed by the
Secured Party, copies of all documents evidencing any right to collection of any sums due such Obligor arising from or in connection with any of the Collateral;

          (c) Take any action reasonably required by the Secured Party with reference to the Federal Assignment of Claims Act; and

          (d) Keep all of its books, records, documents and instruments relating to the Collateral in such manner as the Secured Party may require.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     The Obligors represents and warrants to the Secured Party as follows:

     Section 5.1 Title to Collateral. The Obligors are the owners of and have good and marketable title to, or have a valid and subsisting leasehold interest in, all of the Collateral.

     Section 5.2 No Other Encumbrances. Neither Obligor has granted, nor will it grant, a security interest in the Collateral to any other individual or entity, and such Collateral is free and clear of any mortgage, pledge, lease, trust, bailment, lien, security interest, encumbrance, charge or other arrangement
(other than the Permitted Liens (including Prior Permitted Liens)).

     Section 5.3 Authority; Enforceability. The Obligors have the authority and capacity to perform their obligations hereunder, and this Agreement is the valid and binding obligation of the Obligors enforceable against the Obligors in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or general equitable principals, whether applied in law or equity.

     Section 5.4 Company Name; Place of Business; Location of Collateral. Each
Obligor's true and correct company name, all trade name(s) under which it conducts its business, its jurisdiction of organization or incorporation and each of its chief executive office, its place(s) of business and the locations of the Collateral or records relating to the Collateral are set forth in
Schedule II hereto.

     Section 5.5 Perfection; First Priority Security Interest. Upon the filing of UCC financing statements with the appropriate office of the State of Delaware with respect to TAG Parent or the State of California with respect to TAG
Subsidiary, the security interest in the Collateral granted hereunder shall constitute at all times a valid first priority security interest (other than with respect to Prior Permitted Liens and except where the Secured Party have failed to file necessary continuation statements), perfected with respect to all
Collateral for which the filing of the UCC financing statements is a valid method of perfection, vested in the Secured Party, in and upon the Collateral, free and clear of any liens (other than the Permitted Liens (including Prior
Permitted Liens)).

                                   ARTICLE VI
                                  MISCELLANEOUS
                                  -------------

     Section 6.1 Survival; Severability. The representations, warranties, covenants and indemnities made by the Obligors herein shall survive the execution and delivery of this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon until such time as there are no Obligations due to the Secured Party. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and

effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

     Section 6.2 Successors and Assigns. The terms and conditions of this
Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Secured Party. The Secured Party may assign its rights hereunder in connection with any private sale or transfer of the Note in accordance with the terms of the Purchase Agreement, in which case the term
"Secured Party" shall be deemed to refer to such transferee as though such transferee was an original signatory hereto. Neither Obligor may assign its rights or obligations under this Agreement.

     Section 6.3 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. The Obligors hereby irrevocably submit to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Obligors hereby irrevocably waive personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to the Obligors at the address in effect for notices to them under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     Section 6.4 Headings. The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this
Agreement.

     Section 6.5 Notices. Any notice, demand or request required or permitted to be given by an Obligor or the Secured Party pursuant to the terms of this
Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission (immediately followed by written confirmation delivered according to another mechanism provided by this section), unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding
Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If to either Obligor:

          TAG Entertainment Corp.
          9916 South Santa Monica Blvd., 1st Floor
          Beverly Hills, California  90212

                                        7

          Attn:    Raymond J. Skiptunis
          Tel:     (310) 277-3700
          Fax:     (310) 277-3720

          with a copy to:

          Goldstein & DiGioia, LLP
          45 Broadway, 11th Floor
          New York, New York  10006
          Attn:    Michael A. Goldstein, Esq.
          Tel:     (212) 599-3322
          Fax:     (212) 557-029

          If to the Secured Party:

          Satellite Asset Management, L.P.
          623 Fifth Avenue, 20th Floor
          New York, NY 10022
          Attn:    Charles Gassenheimer
          Tel:     212-209-2087
          Fax:     212- 209-2020

          with a copy to:

          Duval & Stachenfeld LLP
          300 East 42nd Street
          New York, NY 10019
          Attn:    Robert L. Mazzeo
          Tel:     212-883-1700
          Fax:     212-883-8883

Either party may, by notice given in accordance with this Section 6.5, change the address to which notices, demands and requests shall be sent to such party.

     Section 6.6 Entire Agreement; Amendments. This Agreement and the other
Transaction Documents constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Obligors and the Secured Party, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.

     Section 6.7 No Waiver. The Secured Party shall not, by any act, any failure to act or any delay in acting be deemed to have (i) waived any right or remedy under this Agreement, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents, or (ii) acquiesced in any

Event of Default or in any breach of any of the terms and conditions of this
Agreement, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents. No failure to exercise, nor any delay in exercising, any right, power or privilege of the Secured Party under this
Agreement, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents shall operate as a waiver of any such right, power or privilege. No single or partial exercise of any right, power or privilege under this Agreement, any other Transaction Document or any document, agreement or instrument made, delivered or given in connection with this Agreement or the other Transaction Documents shall preclude any other or further exercise of any other right, power or privilege. A waiver by the Secured Party of any right or remedy under this Agreement, any other Transaction Document or any other document or instrument made, delivered or given in connection with this
Agreement or the other Transaction Documents on any one occasion shall not be construed as a bar to any right or remedy that the Secured Party would otherwise have on any future occasion.

     Section 6.8 Cumulative Remedies. The rights and remedies provided in this
Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any other rights or remedies provided by law.

     Section 6.9 Waivers of Jury Trial. Each Obligor hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement or any other Transaction Document to which it is a party and for any counterclaim therein.

     Section 6.10 Compliance with the Transaction Documents. Each Obligor covenants and agrees that on and after the date hereof and until all Obligations have been paid and performed in full, such Obligor shall take, or will refrain from taking, all actions that are necessary to be taken or not taken so that no violation of any covenant or agreement of such Obligor or other Obligor contained in the Purchase Agreement or any of the other Transaction Documents is caused by the actions (or non-actions) of such Obligor or any of its Affiliates.
Each Obligor hereby agrees to pay all reasonable out-of-pocket costs and expenses of the Secured Party in connection with the enforcement of this
Agreement and any amendment, waiver or consent relating hereto (including, without limitation, reasonable legal fees and disbursements).

     Section 6.11 Waivers. Each Obligor acknowledges that the Obligations arose out of a commercial transaction and hereby knowingly and intelligently waives any right to require the Secured Party to (i) proceed against any person or entity, (ii) proceed against any other collateral under any other agreement,
(iii) pursue any other remedy available to the Secured Party, or (iv) make presentment, demand, dishonor, notice of dishonor, acceleration and/or notice of non-payment.

     Each Obligor further waives any defense that it may have to the exercise by the Secured Party of its rights under this Agreement, other than the defense that the Obligations have fully been paid and performed.

     Section 6.12 Attorney-in-Fact. Each Obligor appoints the Secured Party its true attorney-in-fact to perform any of the following powers, which are irrevocable until termination of this Agreement or the satisfaction in full of the Obligations, and may be exercised, from time to time, by the Secured Party's duly authorized officers and employees or any of them if an Event of Default occurs: (i) to perform any obligation of such Obligor hereunder in such
Obligor's name or otherwise; (ii) to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral, to accept other property in exchange for the
Collateral, and any money or property received in exchange for the Collateral may be applied to the Obligations or held by the Secured Party under this
Agreement; (iii) to make any compromise or settlement the Secured Party deems desirable or proper in respect of the Collateral; and (iv) to insure, process and preserve the Collateral. The foregoing power of attorney shall take effect only upon an Event of Default.

     Section 6.13 Cross Default. Each Obligor agrees and acknowledges that during any period in which any Obligations remain outstanding, a default under the terms of this Agreement shall constitute a default under the other
Transaction Documents, and a default under any of the other Transaction
Documents shall constitute a default under this Agreement.

     Section 6.14 Fees and Expenses. On demand by the Secured Party, without limiting any of the terms of any other Transaction Document, the Obligors are jointly and severally obligated to pay all reasonable fees, and out-of-pocket costs, and expenses (including, without limitation, reasonable attorneys' fees and legal expenses) incurred by the Secured Party in connection with (i) filing or recording any documents (including all taxes in connection therewith) in public offices; and (ii) paying or discharging any taxes, counsel fees, maintenance fees, encumbrances, or other amounts in connection with protecting, maintaining, or preserving the Collateral or defending or prosecuting any actions or proceedings arising out of or related to the Collateral.

     Section 6.15 Release. No transfer or renewal, extension, assignment or termination of this Agreement or of any instrument or document executed and delivered by an Obligor or any other obligor to the Secured Party, nor additional advances made by the Secured Party to an Obligor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to an
Obligor by the Secured Party nor any other act of the Secured Party shall release either Obligor from any Obligation, except a release or discharge executed in writing by the Secured Party with respect to such Obligation or upon full payment and satisfaction of all Obligations and termination of the Note. At such time the Obligations have been satisfied in full, the Secured Party shall execute and deliver to each Obligor all assignments and other instruments as may be reasonably necessary or proper to terminate the Secured Party's security interest in the Collateral, subject to any disposition of the Collateral that may have been made by the Secured Party pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if either
Obligor enters into any bankruptcy or similar proceeding at a time when any amount paid to the Secured Party could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

     Section 6.16 Marshalling and Other Matters. Each Obligor hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and

                                       10

redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Collateral or any part thereof or any interest therein. Further, each Obligor hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this
Agreement on behalf of such Obligor, and on behalf of each and every person acquiring any interest in or title to the Collateral subsequent to the date of this Agreement and on behalf of all persons to the extent permitted by applicable law.

                           [Signatures Page to Follow]

                                       11

     IN WITNESS WHEREOF, the Obligors and the Secured Party have duly executed this Agreement as of the date first written above.

                                     OBLIGORS:

                                     TAG ENTERTAINMENT CORP., a Delaware
                                     corporation

                                     By:
                                         ---------------------------------------
                                         Name: Steve Austin
                                         Title:  Chief Executive Officer

                                     TAG ENTERTAINMENT USA, INC., a California
                                     corporation

                                     By:
                                         ---------------------------------------
                                         Name: Steve Austin
                                         Title:  Chief Executive Officer

                                     SECURED PARTY:

                                     SATELLITE STRATEGIC FINANCE ASSOCIATES, LLC

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                   SCHEDULE I

Prior Permitted Lien
--------------------

SECURED PARTY              SECURITY INTEREST GRANTED                AMOUNT

                                   SCHEDULE II
                                   -----------

               LIST OF COLLATERAL LOCATIONS, EXECUTIVE OFFICES AND
            JURISDICTION OF ORGANIZATION OR INCORPORATION OF OBLIGORS
            ---------------------------------------------------------

TAG ENTERTAINMENT CORP.

Collateral Location:  9916 South Santa Monica Blvd., 1st Floor, Beverly Hills,
California 90212

Executive Officers:  9916 South Santa Monica Blvd., 1st Floor, Beverly Hills,
California 90212

Jurisdiction of Incorporation: State of Delaware

TAG ENTERTAINMENT USA, INC.

Collateral Location:  9916 South Santa Monica Blvd., 1st Floor, Beverly Hills,
California 90212

Executive Officers:  9916 South Santa Monica Blvd., 1st Floor, Beverly Hills,
California 90212

Jurisdiction of Incorporation:  State of California